                       TEMPLETON INSTITUTIONAL FUNDS, INC.



                                      TIFI

                                  Growth Series

                                  ANNUAL REPORT


[TEMPLETON LOGO]                DECEMBER 31, 1996

Mutual funds, annuities, and other investment products:

       - are not FDIC insured;

       - are not deposits or obligations of, or guaranteed by, any financial institution;

       - are subject to investment risks, including possible loss of the principal amount invested.

                               December 31, 1996

         Dear Shareholder...

         In general, the fourth quarter of 1996 proved to be a very profitable one for equity investors, capping a good, full year which saw numerous markets around the world reach all-time peaks. The economic environment remained positive for many stocks, with moderately strong economic growth, subdued inflation, and solid corporate earnings results underpinning many financial markets.

         The benefits of diversification were also demonstrated in 1996. In addition to the well-publicized rise in the U.S. stock market, many foreign equity markets posted impressive gains. Brazil, Canada, Finland, Hong Kong, Indonesia, Malaysia, the Netherlands, Norway, Spain, Sweden, and the United Kingdom recorded rises of 25% or more in U.S. dollar terms for the year. On the other hand, Chile, India, Japan, Korea, Singapore, South Africa, and Thailand turned in negative results for 1996.

         Within this environment, the Templeton Institutional Funds, Inc. Growth Series (the "Fund") returned 9.42%, 22.57%, 12.45%,

                          AVERAGE ANNUAL TOTAL RETURNS
                                 AS OF 12/31/96

                                                                      SINCE
                              ONE-YEAR(1),(2)  THREE-YEAR(1),(2)   INCEPTION(1),(2)
                                                                     (5/03/93)
   TIFI Growth Series            22.57%          12.45%              15.72%

   MSCI World Index              14.00%          13.45%              13.30%


(1) Past expense reductions by the Fund's manager increased the Fund's total returns.

(2) Average annual total return figures represent the average annual change in value of an investment over the specified periods.

    All total return calculations assume that all dividends and capital gains distribution were reinvested when paid.

    Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.
                                                             continued...
[Photo Gary Motyl]

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES
letter continued.......................................................

and 15.72% for the quarter, one-year, three-year, and since inception (May 3, 1993) periods ending December 31, 1996, compared to the unmanaged Morgan Stanley Capital International (MSCI) World Index returns of 4.7%, 14.00%, 13.45%, and 13.30% for the same periods, respectively.

         Please remember that the Fund's performance differs from that of the index because, among other things, the index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no sales charges or management expenses. Of course, one cannot invest directly in an index.

         We continued to search for securities that we considered to be undervalued on the basis of future earnings and/or asset values. The Fund benefited from its exposure to the financial sector, selected emerging markets, and well-positioned European companies. A significant number of Japanese equities were noticeably absent, reflecting the continued high valuations of stocks in that country.

         Financial companies worldwide performed well during the year. Good economic growth and favorable interest rate trends provided a healthy backdrop for this sector in general. Many firms benefited from cost reduction programs, and banks were further aided by a drop in loan loss provisions.

         The "pure" emerging markets, meanwhile, were a mixed bag, with some helping and others detracting from the performance of the Fund. Nonetheless, we believe that the long-term outlook for these markets is generally quite bright. Though many investors do not consider it an emerging market, Hong Kong posted a very respectable performance in 1996, despite investor concerns about the handover to China in July 1997. We believe that the companies in the Fund's portfolio are poised to benefit from the changes in Hong Kong and China over the next several years; however, we recognize that there will likely be a great deal of market volatility.

         The countdown toward European monetary and economic union continues, but progress has been slower than hoped for. Europe desperately needs a sustained economic expansion to reach its common goals. The recent interest rate reduction by the German central bank illustrates how concerned and serious they are to help Germany and the other European economies recover. The economic data from Europe has been mixed of late, with only a few signs pointing to accelerating growth. Order inflow from export related areas has been quite good, for instance. In our view, a pickup in the European economy would be positive for equities in general, as it would unlikely be strong enough to rekindle inflation. Many companies posted respectable earnings numbers as cost reduction programs have offset the effects of lackluster revenue growth. They continued to restructure, invest in new plant and equipment, and implement programs to enhance shareholder value. Moreover, the efforts of many European companies to compete more effectively in the global marketplace were

                       GEOGRAPHIC DISTRIBUTION ON 12/31/96
                              (% of Equity Assets)


                                  [PIE CHART]

Europe                        51.2%
Australia/New Zealand          5.8%
Mid-East/Africa                0.1%
Latin America                  5.5%
North America                 23.4%
Asia                          14.0%


                        FUND ASSET ALLOCATION ON 12/31/96

                                   [PIE CHART]

Short-term & Other             8.4%
Equity*                       91.6%

                *Equity includes convertible and preferred stocks acknowledged by investors, particularly in the latter part of the year, helping boost the Fund's returns.

         Despite redoubled efforts, we continued to struggle to find value among Japanese stocks during the year. Our lack of success and substantial underweighting in the market were rewarded, however, as we were able to avoid much of this market's poor performance. According to the MSCI index, Japan's market closed down 15% in U.S. dollars for the 12 months ending December 1996. Average stock market valuations in Japan support our underweighted stance. Price to earnings ratios, recently at 95-100x, have been excessive. After adjusting for differences in accounting and the possibility of earnings doubling from currently depressed levels, stock prices are still among the highest worldwide. Even assuming a better economy and a strong rebound in corporate earnings over the next several years, Japanese equity valuations remain well in excess of other global markets.

         In the United States, healthy corporate profits growth, strong export demand, improving real estate prices, and large flows of cash into equity mutual funds supported an extended market rally. The current outlook suggests continued economic growth, as factory orders and output remained strong and inventories have been generally low. However, stock prices have recognized this, and in our opinion, have reached a point where the overall market is fairly valued. As a result, the Fund is underweighted in the U.S. market, compared with broad global indices.

         We have always maintained that our ability to serve you is enhanced by our strong work ethic. There is nothing glamorous about hard work, but there is a certain amount of pride that is built upon its success. Finding cheap securities in over three dozen countries and industries worldwide takes an enormous amount of work. During the last 12 months, our team of analysts wrote over 2,000 research reports on companies in 38 countries and 32 industries, working diligently to find cheap investments for our clients. The typical analyst spent 3 to 4 months traveling to examine factories, speak with company management, and analyze industry trends globally.

         The work ethic at Templeton is perhaps best exemplified by the research process. In order to purchase a security, an analyst must prepare a written research report showing historical information, future estimates, and justification for assumptions. Written research reports are sent to all analysts in each of our global research offices. They must be discussed at one of three conference calls during the week before being approved for our bargain list by the Director of Research. Once approved, the idea is placed on our "bargain list" for all Portfolio Managers to consider for their assigned portfolios. This general "bargain list" is composed of ideas from all analysts within the global team. It is important to consider that every Portfolio Manager is also an analyst with specific research responsibilities for our group worldwide.

         Looking ahead, we remain positive on global stock markets. The Fund is, in our opinion, well-structured with broad diversification across many countries and industries, and in stocks which offer attractive valuations. We believe the overall economic environment is healthy, and while the


                      INDUSTRY DIVERSIFICATION ON 12/31/96
                             (% of Total Portfolio)

   Banking                           13.8%

   Utilities, Electrical, & Gas       7.5%

   Telecommunications                 5.8%

   Merchandising                      5.6%

   Insurance                          5.0%

   Chemicals                          4.2%

   Financial Services                 4.1%

   Business & Public Services         4.1%

   Multi-industry                     3.8%

   Automobiles                        3.4%





                        10 LARGEST POSITIONS ON 12/31/96
                             (% of Total Portfolio)

   Rhone-Poulenc SA                   1.5%

   Iberdrola SA                       1.4%

   Telefonica de Espana SA            1.3%

   Bayer AG                           1.3%

   Societe Elf Aquitaine SA           1.3%

   Fiat SPA                           1.3%

   Banque Nationale de Paris          1.3%

   Sony Corp.                         1.2%

   HSBC Holdings PLC                  1.2%

   Banco Bilbao Vizcaya SA            1.2%

TEMPLETON INSTITUTIONAL FUNDS, INC. GROWTH SERIES
letter continued......................................................



excellent returns of the past year may be difficult to match, the long-term prospects for equity investors remain bright.

         This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

         Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund is invested. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

         As always we appreciate your continued confidence in our organization. Please feel free to contact us with any questions or comments you might have.


Sincerely,

/s/ Donald F. Reed

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.

/s/ Gary P. Motyl

Gary P. Motyl, C.F.A.
Executive Vice President & Director
Templeton Investment Counsel, Inc.


                                  [LINE GRAPH]
                        Total Return Index Comparison(1)
                   $5,000,000 Investment: 05/03/93 - 12/31/96

                               TIFI Growth Series

 - NOTE: First period return inception date is 05/03/93
Monthly             US Dollar         US Dollar         US Dollar
                TIFI - Growth        MSCI World        ICPI Index
                     Acct 539           Acct -1         Acct -152

INCEPT                5000000           5000000           5000000
      May-93          5100000           5116244           5012570
      Jun-93          5040000           5073903           5019477
      Jul-93          5115000           5179369           5019291
      Aug-93          5445000           5417629           5033416
      Sep-93          5455000           5318322           5043684
      Oct-93          5725000           5465743           5064841
      Nov-93          5595000           5157429           5068202
      Dec-93          6002000           5410701           5067953
      Jan-94          6393500           5768669           5082141
      Feb-94          6175000           5694766           5099813
      Mar-94          5898500           5450347           5117299
      Apr-94          5996000           5619708           5124144
      May-94          6058000           5635104           5127256
      Jun-94          5883000           5620478           5144742
      Jul-94          6124500           5728253           5158494
      Aug-94          6387000           5901848           5179652
      Sep-94          6202000           5747883           5193404
      Oct-94          6258500           5912241           5197138
      Nov-94          5950000           5657044           5203983
      Dec-94          5923500           5712856           5203983
      Jan-95          5815000           5628176           5224518
      Feb-95          5958500           5711317           5245364
      Mar-95          6051000           5987683           5262788
      Apr-95          6302000           6197460           5280212
      May-95          6503500           6251702           5290666
      Jun-95          6580000           6250963           5301120
      Jul-95          6885000           6565050           5300996
      Aug-95          6749000           6419939           5315370
      Sep-95          6869000           6608161           5325389
      Oct-95          6661500           6505389           5342937
      Nov-95          6765500           6732487           5342564
      Dec-95          6965000           6930716           5339079
      Jan-96          7188000           7056967           5370380
      Feb-96          7243000           7101232           5387803
      Mar-96          7374000           7220939           5415619
      Apr-96          7623000           7391840           5436465
      May-96          7694500           7399538           5446920
      Jun-96          7688500           7438414           5450404
      Jul-96          7409500           7177059           5460797
      Aug-96          7647000           7260970           5471251
      Sep-96          7801000           7546574           5488675
      Oct-96          7938000           7600457           5506098
      Nov-96          8359500           8027679           5516553
      Dec-96          8536000           7900693           5516553

                        Periods ended December 31, 1996


                                                  SINCE
                                                INCEPTION
                                      ONE-YEAR  (05/03/93)
 Average Annual Total Return(1),(2)    22.57%     15.72%
 Cumulative Total Return(1),(3)        22.57%     70.72%

 TIR Growth Series      $8,536,000
 MSCI World Index       $7,900,693
 CPI Index              $5,516,553



   1 Past expense reductions by the Fund's manager increased the Fund's total returns.

   2 Average annual total return figures represent the average annual increase in value of an investment over the specified periods.

   3 The cumulative total return represents the change in value of an investment over the period(s) indicated.

    All total return calculations assume that all dividends and capital gains distribution were reinvested when paid.

    Investment return and principal value will fluctuate with market conditions, currencies and the economic, social and political climates of the countries where investments are made. Developing markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. Thus, your shares when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.


For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)

                                                                                                       MAY 3, 1993
                                                                   YEAR ENDED DECEMBER 31           (COMMENCEMENT OF
                                                             ---------------------------------       OPERATIONS) TO
                                                               1996         1995         1994       DECEMBER 31, 1993
                                                             --------     --------     --------     -----------------
Net asset value, beginning of period                         $  11.86     $  10.94     $  11.80         $   10.00
                                                             --------     --------     --------          --------
Income from investment operations:
   Net investment income                                          .30          .27          .20               .06
   Net realized and unrealized gain (loss)                       2.32         1.62         (.36)             1.94
                                                             --------     --------     --------          --------
Total from investment operations                                 2.62         1.89         (.16)             2.00
                                                             --------     --------     --------          --------
Distributions:
   Dividends from net investment income                          (.29)        (.27)        (.20)             (.05)
   Distributions from net realized gains                         (.74)        (.70)        (.50)             (.15)
   Amount in excess of net realized gains                        (.04)          --           --                --
                                                             --------     --------     --------          --------
Total distributions                                             (1.07)        (.97)        (.70)             (.20)
                                                             --------     --------     --------          --------
Change in net asset value                                        1.55          .92         (.86)             1.80
                                                             --------     --------     --------          --------
Net asset value, end of period                               $  13.41     $  11.86     $  10.94         $   11.80
                                                             ========     ========     ========          ========
TOTAL RETURN*                                                  22.57%       17.59%      (1.32)%            20.04%

RATIOS /SUPPLEMENTAL DATA
Net assets, end of period (000)                              $268,158     $226,963     $194,059         $ 184,013
Ratio of expenses to average net assets                          .87%         .88%         .95%             1.00%**
Ratio of net investment income to average net assets            2.34%        2.28%        1.69%             1.19%**
Portfolio turnover rate                                        15.61%       30.20%       17.23%            17.32%
Average commission rate paid (per share)                     $  .0242

 * NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, December 31, 1996

--------------------------------------------------------------------------------

       INDUSTRY                               ISSUE                          COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 84.8%
---------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 1.2%
                       Sony Corp.                                              Jpn.              51,000     $  3,342,457
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 3.4%
                       Fiat Spa                                                Itl.           1,155,000        3,482,523
                       Ford Motor Co.                                          U.S.              46,000        1,466,250
                       Regie Nationale des Usines Renault SA                    Fr.              65,382        1,405,997
                       Volvo AB, B                                             Swe.             122,000        2,692,288
                                                                                                            ------------
                                                                                                               9,047,058
---------------------------------------------------------------------------------------------------------------------
BANKING: 13.8%
                       Argentaria Corporacion Bancaria de Espana SA, ADR        Sp.             116,750        2,626,875
                       Australia & New Zealand Banking Group Ltd.              Aus.             480,150        3,026,460
                       Banco Bilbao Vizcaya                                     Sp.              58,000        3,131,754
                       Banco de Andalucia                                       Sp.              10,950        1,602,542
                       Banco di Sardegna SPA, di Risp                          Itl.              80,000          675,462
                       Banque Nationale de Paris, ADR, 144A                     Fr.              87,500        3,388,621
                       Barclays PLC                                            U.K.              82,533        1,414,573
                       BPI Socieda de Gestora de Participacoes Socias SA      Port.              86,991        1,082,829
                      *BPI Socieda de Gestora de Participacoes Socias, new    Port.              33,056          390,148
                       Canadian Imperial Bank of Commerce                      Can.              68,000        3,001,424
                       Daegu Bank Co. Ltd.                                     Kor.              59,374          708,968
                       Deutsche Bank AG                                        Ger.              50,500        2,360,058
                       HSBC Holdings PLC                                       H.K.             151,069        3,232,519
                       Komercni Banka AS                                       Csk.               9,000          749,945
                       Komercni Banka AS, GDR, 144A                            Csk.              27,000          740,340
                      *Merita Ltd., A                                          Fin.             605,000        1,880,761
                       National Bank of Canada                                 Can.             148,000        1,496,696
                       National Westminster Bank PLC                           U.K.              97,277        1,142,347
                       PT Panin Bank, fgn.                                    Indo.             984,200        1,125,038
                       Svenska Handelsbanken, A                                Swe.             108,000        3,103,881
                                                                                                            ------------
                                                                                                              36,881,241
---------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 0.2%
                       News Corp. Ltd.                                         Aus.              91,707          484,011
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 1.6%
                       Owens Corning                                           U.S.              42,900        1,828,613
                       Pioneer International Ltd.                              Aus.             800,000        2,384,548
                                                                                                            ------------
                                                                                                               4,213,161
---------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 4.1%
                       Esselte AB, A                                           Swe.             105,000        2,386,416
                       Hyder PLC                                               U.K.             142,833        1,819,240
                      *Mid American Waste System Inc.                          U.S.             445,000          180,781
                      *Novacare Inc.                                           U.S.              82,500          907,500
                       Societe Generale de Surveillance Holdings Ltd., br.    Swtz.                 520        1,278,147
                       Wheelabrator Technologies Inc.                          U.S.             145,000        2,356,250
                       WMX Technologies Inc.                                   U.S.              61,000        1,990,125
                                                                                                            ------------
                                                                                                              10,918,459
---------------------------------------------------------------------------------------------------------------------
CHEMICALS: 4.2%
                       Akzo Nobel NV                                          Neth.              12,500        1,708,658
                       Bayer AG                                                Ger.              88,500        3,606,727
                       European Vinyls Corp. EVC International NV             Neth.              22,785          723,208
                       Rhone-Poulenc SA, A                                      Fr.             119,663        4,082,620
                       Solvay SA                                               Bel.               1,800        1,102,041
                                                                                                            ------------
                                                                                                              11,223,254
---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, December 31, 1996 (cont.)

--------------------------------------------------------------------------------

       INDUSTRY                               ISSUE                          COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & HOUSING: 1.0%
                       Daito Trust Construction Co. Ltd.                       Jpn.             105,000     $  1,169,588
                       Kaufman & Broad Home Corp.                              U.S.              55,200          710,700
                       Kyudenko Corp.                                          Jpn.              89,000          922,200
                                                                                                            ------------
                                                                                                               2,802,488
---------------------------------------------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION: 0.6%
                      *Bay Networks Inc.                                       U.S.              80,000        1,670,000
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 2.9%
                       Alcatel Alsthom SA                                       Fr.              25,916        2,083,277
                       Asea AB, A                                              Swe.              27,425        3,096,438
                       Hitachi Ltd.                                            Jpn.             282,000        2,629,825
                                                                                                            ------------
                                                                                                               7,809,540
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 0.9%
                       BICC                                                    U.K.             483,861        2,296,048
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES: 1.3%
                       Koninklijke Pakhoed NV                                 Neth.              45,000        1,407,472
                       World Fuel Services Corp.                               U.S.              96,000        2,136,000
                                                                                                            ------------
                                                                                                               3,543,472
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 3.2%
                       Hafslund ASA, B                                         Nor.              86,000          589,244
                       Repsol SA                                                Sp.              69,000        2,646,794
                       Saga Petroleum AS, A                                    Nor.             110,000        1,826,760
                       Societe Elf Aquitane SA                                  Fr.              39,128        3,564,157
                                                                                                            ------------
                                                                                                               8,626,955
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 4.1%
                      *Capital Portugal Fund                                  Port.               6,000          692,680
                       Chile Fund Inc.                                        Chil.              16,500          344,438
                       Dean Witter Discover & Co.                              U.S.              35,842        2,374,533
                       Federal National Mortgage Assn.                         U.S.              65,600        2,443,600
                      *India Fund, B                                           Ind.             761,728        1,122,222
                       Korea International Trust                               Kor.                  20          625,000
                      *Korea International Trust, IDR                          Kor.                   2           71,000
                       Thai Fund Inc.                                         Thai.              50,653          835,775
                       Thailand International Fund Ltd.                       Thai.                  42          966,000
                      *Turkish Growth Fund                                     Tur.             110,000        1,540,550
                                                                                                            ------------
                                                                                                              11,015,798
---------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 1.7%
                       Albert Fisher Group PLC                                 U.K.           2,289,593        1,647,359
                       Hillsdown Holdings PLC                                  U.K.             639,539        2,191,178
                       Vitro SA                                                Mex.             337,960          613,926
                                                                                                            ------------
                                                                                                               4,452,463
---------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 2.5%
                       Carter Holt Harvey Ltd.                                 N.Z.             415,000          941,762
                       Fletcher Challenge Ltd. Forestry Division               N.Z.             630,000        1,055,545
                       Georgia-Pacific Corp.                                   U.S.              18,000        1,296,000
                       International Paper Co.                                 U.S.              28,000        1,130,500
                       Metsa Serla OY, B                                       Fin.             112,500          843,750
                       PT Barito Pacific Timber, fgn.                         Indo.             465,000          285,457
                       Sappi Ltd.                                             S.AF.              19,911          178,746
                       Stora Kopparbergs Bergslags AB, B                       Swe.              76,000        1,036,386
                                                                                                            ------------
                                                                                                               6,768,146
---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, December 31, 1996 (cont.)

--------------------------------------------------------------------------------

INDUSTRY               ISSUE                                                 COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 2.2%
                       Astra AB, A                                             Swe.              54,000     $  2,668,387
                       Bristol Myers Squibb Co.                                U.S.              17,500        1,903,125
                      *Nycomed ASA, B                                          Nor.              86,000        1,321,417
                                                                                                            ------------
                                                                                                               5,892,929
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 0.8%
                       Goodyear Tire & Rubber Co.                              U.S.              43,000        2,209,125
---------------------------------------------------------------------------------------------------------------------
INSURANCE: 5.0%
                       Aegon NV                                               Neth.              44,424        2,832,947
                       American International Group Inc.                       U.S.              15,750        1,704,937
                       Capital RE Corp.                                        U.S.              55,400        2,583,025
                       Ing Groep NV                                           Neth.              62,655        2,257,249
                       London Insurance Group Inc.                             Can.             133,000        1,767,442
                       Presidential Life Corp.                                 U.S.             180,000        2,171,250
                       Zuerich Versicherung, new                              Swtz.                 650          180,650
                                                                                                            ------------
                                                                                                              13,497,500
---------------------------------------------------------------------------------------------------------------------
LEISURE & TOURISM: 0.6%
                       Kuoni Reisen Holding AG, B                             Swtz.                 630        1,529,697
---------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 1.0%
                       Hitachi Koki Co. Ltd.                                   Jpn.             115,000          823,202
                       VA Technologie AG, br., 144A                           Aust.              11,500        1,804,557
                                                                                                            ------------
                                                                                                               2,627,759
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 5.6%
                       Dairy Farm International Holdings Ltd.                  H.K.           1,139,186          917,045
                       Dayton-Hudson Corp.                                     U.S.              73,500        2,884,875
                       Home Depot Inc.                                         U.S.              27,000        1,353,375
                      *K Mart Corp.                                            U.S.             150,000        1,556,250
                       Koninklijke Bijenkorf Beheer NV (KBB)                  Neth.              15,588        1,124,070
                       Kwik Save Group PLC                                     U.K.             191,000        1,050,313
                       Limited Inc.                                            U.S.              53,500          983,063
                      *Waban Inc.                                              U.S.              76,000        1,976,000
                      *Wessel & Vett AS, C                                     Den.              39,000        3,105,960
                                                                                                            ------------
                                                                                                              14,950,951
---------------------------------------------------------------------------------------------------------------------
METALS & MINING: 1.5%
                       Elkem AS                                                Nor.              87,000        1,432,267
                       RGC Ltd.                                                Aus.             297,459        1,321,672
                      *Union Miniere NPV                                       Bel.              21,000        1,423,056
                                                                                                            ------------
                                                                                                               4,176,995
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 3.8%
                       BTR PLC                                                 U.K.             240,000        1,167,643
                       Hutchison Whampoa Ltd.                                  H.K.             307,000        2,411,306
                       Jardine Matheson Holdings Ltd.                          H.K.             241,531        1,594,105
                       Jardine Strategic Holdings Ltd.                         H.K.             515,353        1,865,578
                       PT Bimantara Citra, fgn.                               Indo.             852,500        1,136,907
                       Swire Pacific Ltd., A                                   H.K.             220,000        2,097,744
                                                                                                            ------------
                                                                                                              10,273,283
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 2.9%
                       American Health Properties Inc.                         U.S.              59,900        1,430,113
                       Beacon Properties Corp.                                 U.S.              60,000        2,197,500
                      *Catellus Development Corp.                              U.S.             246,900        2,808,488
                       Summit Properties Inc., REIT                            U.S.              60,000        1,327,500
                                                                                                            ------------
                                                                                                               7,763,601
---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, December 31, 1996 (cont.)

--------------------------------------------------------------------------------

INDUSTRY               ISSUE                                                 COUNTRY         SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 5.8%
                       Compania de Telecomunicaciones de Chile SA, ADR        Chil.              16,500     $  1,668,563
                       Cpt-Telefonica del Peru SA, B                           Per.             115,000          214,015
                       Lucent Technologies Inc.                                U.S.              41,700        1,928,625
                       Nokia AB, A                                             Fin.              52,000        3,018,261
                      *SPT Telecom AS                                          Csk.              20,000        2,490,255
                       STET (Sta Finanziaria Telefonica Torino) SPA, di
                         Risp                                                  Itl.             795,000        2,686,009
                       Telefonica de Espana SA                                  Sp.             155,500        3,611,265
                                                                                                            ------------
                                                                                                              15,616,993
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 0.7%
                       Brambles Industries Ltd.                                Aus.             100,000        1,951,355
---------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 7.5%
                       British Gas PLC                                         U.K.             610,000        2,345,993
                      *CEZ                                                     Csk.              43,315        1,559,364
                       Electricidad de Caracas                                Venz.           2,447,874        2,482,543
                       Endesa-Empresa Nacional de Electricidad SA               Sp.              21,000        1,494,626
                       Evn Energie-Versorgung Niederoesterreich AG            Aust.              15,400        2,317,714
                       Hongkong Electric Holdings Ltd.                         H.K.             672,000        2,232,905
                       Iberdrola SA                                             Sp.             269,000        3,812,517
                       Thames Water Group PLC                                  U.K.             201,689        2,116,259
                      *Veba AG, wts.                                           Ger.               5,100        1,634,254
                                                                                                            ------------
                                                                                                              19,996,175
---------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 0.7%
                       Brierley Investments Ltd.                               N.Z.           1,915,889        1,774,310
                                                                                                            ------------
TOTAL COMMON STOCKS (cost $174,847,423)                                                                      227,355,224
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 4.0%
---------------------------------------------------------------------------------------------------------------------
                       Cia de Inversiones en Telecomunicaciones
                         SA, conv., pfd., 7.0%, 3/3/98                         Arg.              50,935        2,674,088
                       Hyder PLC, pfd.                                         U.K.             121,900          214,568
                       Nacional Financiera SA, 11.25%, conv., pfd.,
                         5/15/98, PRIDE EURO TRANCHE                           Mex.              39,275        1,335,350
                       Nacional Financiera SA, 11.25%, conv., pfd.,
                         05/15/98, PRIDE 4                                     Mex.              30,900        1,050,600
                       News Corp. Ltd., pfd.                                   Aus.             195,853          871,772
                       Philippine Long Distance Telephone
                         Co., 5.75%, conv., pfd.                              Phil.              50,500        1,628,625
                       Telebras-Telecomunicacoes Brasileiras SA,
                         pfd., ADR                                            Braz.              38,000        2,907,000
                                                                                                            ------------
TOTAL PREFERRED STOCKS (cost $8,695,796)                                                                      10,682,003
---------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL IN
                                                                                       LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------
BONDS: 2.8%
---------------------------------------------------------------------------------------------------------------------
                       Credit Suisse Group, 4.875%, conv., 11/19/02           Swtz.           1,745,000        2,739,650
                       PIV Investment Finance (Cayman) Ltd., 4.5%,
                         conv., 12/1/00                                        U.S.           1,850,000        1,646,500
                       Softe SA, 4.25%, conv., 7/30/98, 144A                   Itl.       1,700,000,000        1,917,545
                       U.S. Treasury Note, 5.125%, 4/30/98                     U.S.           1,181,000        1,169,191
                                                                                                            ------------
TOTAL BONDS (cost $6,077,577)                                                                                  7,472,886
---------------------------------------------------------------------------------------------------------------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Investment Portfolio, December 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL IN
INDUSTRY               ISSUE                                                COUNTRY    LOCAL CURRENCY**       VALUE
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 8.2% (cost $21,989,065)
---------------------------------------------------------------------------------------------------------------------
                       U.S. Treasury Bills, 4.82% to 5.01% with
                       maturities to 3/27/97                                   U.S.          22,114,000     $ 21,995,215
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.8% (cost $211,609,861)                                                                 267,505,328
OTHER ASSETS, LESS LIABILITIES: 0.2%                                                                             652,463
                                                                                                            ------------
TOTAL NET ASSETS: 100.0%                                                                                    $268,157,791
                                                                                                            ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

Assets:
   Investments in securities, at value (identified cost $211,609,861)                                    $267,505,328
   Cash                                                                                                           110
   Receivables:
      Capital shares sold                                                                                      70,469
      Dividends and interest                                                                                  822,747
   Unamortized organization costs                                                                               1,921
                                                                                                         ------------
         Total assets                                                                                     268,400,575
                                                                                                         ------------
Liabilities:
   Capital shares redeemed                                                                                      1,549
   Accrued expenses                                                                                           241,235
                                                                                                         ------------
         Total liabilities                                                                                    242,784
                                                                                                         ------------
Net assets, at value                                                                                     $268,157,791
                                                                                                         ============
Net assets consist of:
   Undistributed net investment income                                                                   $    134,012
   Net unrealized appreciation                                                                             55,895,467
   Distribution in excess of net realized gain                                                               (717,828)
   Net capital paid in on shares of capital stock                                                         212,846,140
                                                                                                         ------------
Net assets, at value                                                                                     $268,157,791
                                                                                                         ============
Shares outstanding                                                                                         19,993,055
                                                                                                         ============
Net asset value per share ($268,157,791 / 19,993,055)                                                    $      13.41
                                                                                                         ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
for the year ended December 31, 1996

Investment income: (net of $706,735 foreign taxes withheld)
   Dividends                                                                                 $ 6,813,640
   Interest                                                                                      784,361
                                                                                             -----------
      Total income                                                                                         $ 7,598,001
Expenses:
   Management fees (Note 3)                                                                    1,656,913
   Administrative fees (Note 3)                                                                  211,998
   Custodian fees                                                                                111,100
   Reports to shareholders                                                                        16,000
   Audit fees                                                                                     18,000
   Legal fees                                                                                      1,300
   Registration and filing fees                                                                   36,200
   Directors' fees and expenses                                                                    8,500
   Amortization of organization costs                                                              1,427
   Other                                                                                           6,354
                                                                                             -----------
      Total expenses                                                                                         2,067,792
                                                                                                           -----------
         Net investment income                                                                               5,530,209
Realized and unrealized gain:
   Net realized gain (loss) on:
      Investments                                                                             13,379,607
      Foreign currency transactions                                                             (137,179)
                                                                                             -----------
                                                                                              13,242,428
                                                                                             -----------
   Net unrealized appreciation on:
      Investments                                                                             30,216,770
      Foreign currency translations of other assets and liabilities                               61,421
                                                                                             -----------
                                                                                              30,278,191
                                                                                             -----------
      Net realized and unrealized gain                                                                      43,520,619
                                                                                                           -----------
   Net increase in net assets resulting from operations                                                    $49,050,828
                                                                                                           ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
for the year ended December 31, 1996 and 1995

                                                                                               1996            1995
                                                                                           ------------    ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                                $  5,530,209    $  4,785,046
      Net realized gain on investment and foreign currency transactions                      13,242,428      13,038,929
      Net unrealized appreciation                                                            30,278,191      15,928,251
                                                                                           ------------    ------------
         Net increase in net assets resulting from operations                                49,050,828      33,752,226
   Distributions to shareholders:
      From net investment income                                                             (5,396,197)     (4,785,045)
      From net realized gain                                                                (13,667,361)    (12,351,357)
      Amount in excess of net realized gain                                                    (717,828)             --
   Capital share transactions (Note 2)                                                       11,925,340      16,288,306
                                                                                           ------------    ------------
         Net increase in net assets                                                          41,194,782      32,904,130
Net assets:
   Beginning of year                                                                        226,963,009     194,058,879
                                                                                           ------------    ------------
   End of year                                                                             $268,157,791    $226,963,009
                                                                                           ============    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Growth Series (the Fund) is a separate series of Templeton Institutional Funds, Inc. (the Company) which is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by management and approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over a five year period.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences all primarily due to differing treatments for passive foreign investment companies held by the Fund. Distributions are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1996, there were 700 million shares of the Company's ($0.01 par value) capital stock authorized of which 120 million shares have been classified as Fund shares. Transactions in the Fund's shares are as follows:

                                                                 YEAR ENDED                   YEAR ENDED
                                                              DECEMBER 31, 1996            DECEMBER 31, 1995
                                                           -----------------------      -----------------------
                                                            SHARES        AMOUNT         SHARES        AMOUNT
                                                          ---------    -----------     ---------    -----------
           Shares sold                                     2,056,255   $ 26,562,455     1,479,630   $ 17,359,602
           Shares issued on reinvestment of
             distributions                                 1,531,208     19,697,616     1,442,985     16,551,516
           Shares redeemed                                (2,735,648)   (34,334,731)   (1,521,712)   (17,622,812)
                                                          ----------   ------------    ----------   ------------
           Net increase                                      851,815   $ 11,925,340     1,400,903   $ 16,288,306
                                                          ==========   ============    ==========   ============

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. FTSI has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through year ended December 31, 1996. For the year ended December 31, 1996, no reimbursement was necessary under the agreement. For the year ended December 31, 1996, FTD and FTIS received no amounts with respect to the Fund.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Funds, which firm received fees for the year ended December 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996, aggregated $35,456,311 and $51,486,459, respectively. The cost of securities for federal tax purposes aggregated $213,827,836. Realized gains and losses are reported on an identified cost basis.

At December 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                              $ 66,915,352
           Unrealized depreciation                                                               (13,237,860)
                                                                                                ------------
           Net unrealized appreciation                                                          $ 53,677,492
                                                                                                ============

TEMPLETON INSTITUTIONAL FUNDS, INC.
GROWTH SERIES
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc.--Growth Series

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Growth Series of Templeton Institutional Funds, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and the period May 3, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Series of Templeton Institutional Funds, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.

                                           [McGLADREY & PULLEN, LLP SIGNATURE]

New York, New York
January 31, 1997

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information including risk factors, charges, and expenses.

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.



                                                        Principal Underwriter:

                                                            FRANKLIN TEMPLETON
                                                            DISTRIBUTORS, INC.
                                                            700 Central Avenue
                                            St. Petersburg, Florida 33701-3628

[RECYCLE LOGO]                          Institutional Services: 1-800-321-8563
                                              Fund Information: 1-800-362-6243